UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)   January 11, 2007
                                                        ----------------

                               Cognex Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

              000-17869                                   04-2713778
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        (Commission File Number)               (IRS Employer Identification No.)


          One Vision Drive, Natick, Massachusetts               01760-2059
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         (Address of Principal Executive Offices)               (Zip Code)

                                 (508) 650-3000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 11, 2007, Cognex Corporation (the "Company") received a Staff Deficiency Letter from the Nasdaq Listing Qualifications Department indicating that the Company no longer complies with Nasdaq's audit committee requirement as set forth in Nasdaq's Marketplace Rule 4350 because it has only two directors serving on its audit committee. Nasdaq's Marketplace Rule 4350(d)(2)(A) requires each listed issuer to have an audit committee that consists of at least three independent members. The Company previously announced on January 4, 2007 that William A. Krivsky, a member of the Company's board of directors and audit committee, died on December 23, 2006. As a result of Mr. Krivsky's death, the Company's audit committee currently consists of Jerald G. Fishman and Reuben Wasserman.

In the Staff Deficiency Letter, The Nasdaq Stock Market, consistent with Nasdaq Marketplace Rule 4350(d)(4), provided the Company a cure period in order to regain compliance as follows:

o until the earlier of the Company's next annual shareholders' meeting or December 23, 2007; or

o if the next annual shareholders' meeting is held before June 21, 2007, then the Company must evidence compliance no later than June 21, 2007.

Since the Company intends to hold its next annual shareholders' meeting before June 21, 2007, the Company has until June 21, 2007 to regain compliance. The Company has begun a search for a new independent director to serve on the Company's board of directors and audit committee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        COGNEX CORPORATION

Dated: January 16, 2007                 By: /s/ Richard A. Morin
                                            --------------------
                                            Name:  Richard A. Morin
                                            Title: Senior Vice President of
                                                   Finance, Chief Financial
                                                   Officer, and Treasurer